Note E - Income Taxes: Schedule of Components of Income Tax Expense (Benefit) (Tables)	9 Months Ended
Sep. 30, 2013
Tables/Schedules
Schedule of Components of Income Tax Expense (Benefit)

	For the Year Ended December 31,
	2012	2011
Tax expense (benefit) at the statutory rate	$(106,400)	(100,700)
State income taxes, net of federal income tax benefit	(10,300)	(9,800)
Change in valuation allowance	116,700	110,500
Total	$-	-